Exhibit 10.1

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), effective as of March 28, 2012 (the “Amendment Effective Date”), is among TEMPUS ACQUISITION, LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party hereto, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (the “Administrative Agent”).
RECITALS
A.    The Borrower, the Administrative Agent and the Lenders are party to that certain Credit and Security Agreement dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.
B.    The Company, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree to amend the Credit Agreement as follows:
1.    AMENDMENT TO CREDIT AGREEMENT:
(a)    Section 1.01 is hereby amended by inserting the following defined terms into Section 1.01 in correct alpha order, as follows:
“Interval Purchase Price” has the meaning assigned to such term in the Transfer Pricing Agreement.
“Mystic Dunes” means Mystic Dunes, LLC, a Delaware limited liability company.
“Mystic Dunes Myrtle Beach” means Mystic Dunes Myrtle Beach, LLC, a Delaware limited liability company.
“Tranche A and B Loans” means collectively, the Tranche A Term Loans and the Tranche B Term Loans.
“Transfer Pricing Agreement” means that certain Transfer Pricing Agreement dated August 10, 2011, by and among Mystic Dunes, Mystic Dunes Myrtle Beach and Diamond Resorts U.S. Collection Development, LLC, a Delaware limited liability company.

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(b)    Section 2.07 is hereby deleted in its entirety and the following Section 2.07 is hereby substituted in its place and stead:
“SECTION 2.07. Prepayment of Loans.
(a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with the provisions of this Section 2.07. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder not later than 11:00 a.m., New York City time, three (3) Business Days before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by (i) accrued interest to the extent required by Section 2.09 and (ii) the Exit Fee, if applicable.
(b) From and after the Amendment Effective Date, in the event and on each occasion that any Net Participation Proceeds are received by or on behalf of the Borrower or any of its Subsidiaries, the Borrower shall, within one (1) Business Day after such Net Participation Proceeds are received, prepay the outstanding principal balance of the Tranche A Term Loans in an aggregate amount equal to 100% of such Net Participation Proceeds, less the aggregate portion of such Net Participation Proceeds attributable to interest payments received by Borrower from RFA.
(c) From and after the Amendment Effective Date, within ten (10) days after the close of each calendar month, Borrower shall prepay the outstanding principal balance of the Tranche B Term Loans in an aggregate amount equal to 40.0% of the aggregate amount of Interval Purchase Price received by Mystic Dunes in the prior calendar month, to the extent not previously paid pursuant to Section 2.7(f) below.
(d) Beginning with the fiscal quarter ending March 31, 2012, in the event that the Borrower has any Excess Cash Flow as of the end of any fiscal quarter, the Borrower shall, on the next Interest Payment Date, prepay the outstanding principal balance of the Tranche B Term Loans in an aggregate amount equal to 100% of such Excess Cash Flow.
(e) On the Amendment Effective Date, Borrower shall prepay the outstanding principal balance of the Tranche A Term Loans in an amount equal to 100% of the aggregate Net Participation Proceeds received by or on behalf of Borrower or any of its Subsidiaries from January 1, 2012 to the Amendment Effective Date, less the aggregate portion of such Net Participation Proceeds attributable to interest payments received by Borrower from RFA.
(f) On the Amendment Effective Date, Borrower shall prepay the outstanding principal balance of the Tranche B Term Loans in an amount equal to 40.0% of the aggregate amount of Interval Purchase Price received by Mystic Dunes from January 1, 2012 to the Amendment Effective Date.

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(g) A minimum of $5,000,000 in total aggregate annual principal reductions to the Tranche A and B Loans shall be paid by Borrower each calendar year. If the total aggregate annual principal reductions to the Tranche A and B Loans do not equal to at least $5,000,000 per year for each calendar year, Borrower shall, within 30 days after the end of December 31st of each such year, make an additional principal payment equal to the difference between the required minimum annual principal reduction and the aggregate amounts actually paid by Borrower for such period (including, without limitation, all amounts paid pursuant to (a) through (f) above during the stated year). Such payment, if any, of the Tranche A and B Loans shall be applied, pro rata, to the then outstanding principal amounts of the Tranche A and B Loans.
(h) If at any time the sum of the aggregate principal amount of all of the Revolving Credit Exposures exceeds the aggregate Revolving Commitment, the Borrower shall immediately repay Revolving Borrowings in an aggregate principal amount sufficient to cause the aggregate principal amount of all Revolving Credit Exposures to be less than or equal to the Revolving Commitment.”
(c)    All references in Section 5.02 to “Section 6.11” are deleted in their entirety and “Section 6.12” is hereby substituted in its place and stead in each instance.
(d)    Sections 5.01, 5.02, 6.12 and Exhibit F of the Credit Agreement are hereby amended to require the delivery of the information set forth on Exhibit A, attached hereto and made a part hereof, within the revised time frames set forth therein. All other provisions of the Credit Agreement, including without limitation all other reporting and delivery criteria in the above-referenced Sections shall remain in full force and effect, except as specifically amended hereby.
(e)    All references in Exhibits A through C to “Credit Agreement” are deleted in their entirely and “Loan and Security Agreement” is hereby substituted in its place and stead in each instance.
2. The parties hereto acknowledge and agree that, prior to the Amendment Effective Date, the Borrower's failure to (a) comply with certain reporting and delivery requirements set forth in Sections 5.01, 5.02, 6.12 and Exhibit F of the Credit Agreement, (b) timely notify the Administrative Agent and each Lender of such delays in the reporting and delivery requirements pursuant to Section 5.03 of the Credit Agreement, and (c) failure to make timely payments of Net Participation Proceeds, Excess Cash Flow and excess Revolving Credit Exposure are Events of Default pursuant to Section 7(a) of the Credit Agreement, have caused Defaults or Events of Default to occur under the Credit Agreement. In consideration of the amendments to the Credit Agreement as set forth herein, the Administrative Agent and the Lenders party hereto hereby waive any Defaults or Events of Default that have arisen prior to the Amendment Effective Date as a result of failure of the Borrower to (i) timely deliver payment of Net Participation Proceeds, Excess Cash Flow and excess Revolving Credit Exposure, (ii) comply with the financial reporting and delivery requirements set forth in Sections 5.01, 5.02, 6.12 and Exhibit F, and (iii) the notice requirements in Section 5.03 of the Credit Agreement, all as more specifically itemized on Exhibit A. The Borrower acknowledges and agrees that from and after the Amendment Effective Date, failure to comply with or breach of the provisions of the Credit Agreement, as amended hereby, including without limitation due to (i) failure to make the payments set forth in Section 2.07, and (ii) failure to comply with the delivery requirements set forth on Exhibit A, will result in Defaults or Events of Default under Section 7 of the Credit Agreement, subject to the qualifications and grace periods set forth therein.

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3.    Representations and Warranties of the Borrower. The Borrower represents and warrants that:
(a)    The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s powers, have been duly authorized by all necessary organizational action on the part of the Borrower, and do not and will not contravene (i) the organizational documents of the Borrower, (ii) applicable law or (iii) any contractual or legal restriction binding on or affecting the properties of the Borrower or any Subsidiary.
(b)    No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment, except any order that has been duly obtained and is (x) in full force and effect and (y) sufficient for the purposes hereof.
(c)    This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as the enforceability thereof may be limited by equitable principles or bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally.
(d)    After giving effect to the waivers specified hereunder, as of the Amendment Effective Date, there are no Defaults or Events of Default continuing under the Credit Agreement.
4.    Amendment Effective Date. This Amendment shall become effective as of the Amendment Effective Date upon satisfaction of the following conditions precedent:
(a)    The Administrative Agent shall have received (i) a counterpart of this Amendment signed on behalf of the Borrower, the Lenders and the Guarantor or (ii) written evidence (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that each such party hereto has signed a counterpart of this Amendment.
(b)    The representations and warranties set forth in Section 3 hereof are true and correct.
5.    Reference to and Effect Upon the Credit Agreement.
(a)    Except as specifically amended and supplemented hereby, the Credit Agreement shall remain in full force and effect to the extent in effect immediately prior to this Amendment and is hereby ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.
6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without giving effect to its choice of law provisions.

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7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by .pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Loan and Security Agreement as of the date first above written.
Borrower:

TEMPUS ACQUISITION, LLC

By:     /s/ David F. Palmer
Name:     David F. Palmer
Title:    President & Chief Financial Officer

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Administrative Agent:

GUGGENHEIM CORPORATE FUNDING, LLC

By:    /s/ William Hagner
Name:    William Hagner
Title:     Senior Managing Director

Lenders:

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE
AND HEALTH INSURANCE, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

GUGGENHEIM LIFE AND ANNUITY
COMPANY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

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SECURITY BENEFIT LIFE INSURANCE COMPANY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

WAKE FOREST UNIVERSITY, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

ORPHEUS HOLDINGS LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

NZC GUGGENHEIM FUND LLC, as a Lender

By:    Guggenheim Partners Asset Management,
LLC, as agent

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

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SILVER ROCK FINANCIAL LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

BDIF LLC, as a Lender

By: /s/ Ralph Finerman
Name: Ralph Finerman
Title:    Manager

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Tempus Holdings, LLC, a Delaware limited liability company, is the “Guarantor” named in that certain Guaranty dated as of June 30, 2011 (as amended, restated or otherwise modified from time to time, the “Guaranty”), in favor of Guggenheim Corporate Funding, LLC, as Administrative Agent for itself and for the Lenders under and as defined in the Loan and Security Agreement dated as of June 30, 2011 (the “Credit Agreement”). Tempus Holdings, LLC hereby acknowledges receipt of a copy of the foregoing First Amendment to Loan and Security Agreement, agrees that references in the Guaranty to the Credit Agreement shall mean the Credit Agreement as amended by said First Amendment to Loan and Security Agreement and as further amended, restated or otherwise modified from time to time, and confirms the continuing validity of the Guaranty.

Guarantor:

TEMPUS HOLDINGS, LLC

By:     /s/ David F. Palmer
Name:     David F. Palmer
Title:    President & Chief Financial Officer

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EXHIBIT A
WAIVERS AND AMENDED DELIVERY REQUIREMENTS

Payment/Reporting Requirement	Required by Credit Agreement (old section)	Original Delivery Date	Waivers Required and Amended Delivery Date (amended section or timeframe)
1. Payment of Net Participation Proceeds	2.07(b)	upon receipt	Waive payments required prior to Amendment Effective Date; thereafter, payments to be delivered 1 day after receipt per 2.07(b)
2. Payment of Excess Cash Flow	2.07(c)	Interest Payment Date after each fiscal quarter	Waive payments required prior to Amendment Effective Date; thereafter, payments to be delivered on next Interest Payment Date per 2.07(d)
3. Revolving Credit Exposures exceeding the aggregate Revolving Commitment	2.07(d)	Immediately	Waive delay in payments required prior to Amendment Effective Date; prior payments due to be paid on Amendment Effective Date; thereafter, payments to be made immediately per 2.07(h)
4. $20,000 fee per Interest Payment Date for non-compliance with 5.01(j)	2.08(f)	each Interest Payment Date after 8/30/11	Waive all payments
5. Quarterly financial statements for quarter ended 9/30/11	5.01(b)	60 days after quarter end	Waive requirement for quarter ended 9/30/11

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6. Monthly financial statements for 7/31/11, 8/31/11, 9/30/11, 10/31/11, 11/30/11 and 12/31/11	5.01(c)	45 days after month end	Waive delivery of all monthly financial statements for calendar year 2011
7. Business Plan for fiscal year 2011 and Certificate of Financial Officer	5.01(d)	August 30, 2011	Waive requirement
8. Annual Projections for fiscal year 2011 and Certificate of Financial Officer	5.01(e)	30 days after year-end	Waive delay in delivery; delivery of Annual Projections made on 2/17/12; delivery of certificate to be made on or prior to Amendment Effective Date
9. SEC and other governmental filings	5.01(g)	promptly upon availability	Waive lack of delivery of some, but not all, SEC filings; delivery of all filings through Amendment Closing Date on Amendment Closing Date
10. Delivery of servicing and other periodic reports in connection with RFA Facility	5.01(h)	concurrently with the delivery of reports to RFA	Waive delivery requirement through January 2012; thereafter, concurrently with the delivery of reports to RFA
11. Statement of Cash Flows	5.01(i) and Exhibit F to Credit Agreement	45 days after year-end	Waive requirement for fiscal year 2011; within 60 days after year-end in future years; and replace form of Exhibit F with updated form (attached).

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12. Methodology for tracking and approving cash flows (8 above)	5.01(j)	60 days after Closing Date	Waive requirement for fiscal year 2011 ; and replace form of Exhibit F with updated form (attached)
13. Compliance Certificate with Q3 2011 financial statements	5.02	120 days after year-end; 60 days after quarter end	Waive requirement
14. Deviation from Business Plan for quarter ended 9/30/11 and year ended 12/31/11	5.02 and 6.12	120 days after year-end; 60 days after quarter end	Waive requirement

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